UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	09/30/16

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus High Yield Strategies Fund

SEMIANNUAL REPORT September 30, 2016

Dreyfus High Yield Strategies Fund

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus High Yield Strategies Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus High Yield Strategies Fund, covering the six-month period from April 1, 2016 through September 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally produced strong returns over the reporting period despite ongoing concerns about global economic conditions. In the wake of sharp market declines earlier in 2016, investor sentiment improved dramatically in the spring when U.S. monetary policymakers held short-term interest rates steady, other central banks eased their monetary policies further, and commodity prices rebounded from depressed levels. A referendum in Great Britain to leave the European Union triggered brief bouts of market turbulence in June, but the market rally resumed and several broad measures of stock market performance set record highs in July and August. In the bond market, aggressively accommodative monetary policies and robust investor demand for current income generally continued to send yields of high-quality sovereign bonds lower and their prices higher.

Recently, we have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company fundamentals. This development suggests that selectivity may be a more important determinant of investment success over the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation

October 17, 2016

DISCUSSION OF FUND PERFORMANCE

For the period from April 1, 2016 through September 30, 2016, as provided by Chris Barris, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended September 30, 2016, Dreyfus High Yield Strategies Fund produced a total return of 12.40% (on a net asset value basis) and provided aggregate income dividends of $0.1640 per share.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 11.69% for the same period.2

High yield bonds rallied over the reporting period as global economic concerns generally eased and investors reached for higher levels of current income. The fund produced higher returns than its benchmark, mainly due to strong credit selections across several industry groups.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below-investment-grade credit quality. Issuers of below-investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

Robust Investor Demand Supported Corporate Bond Prices

Investor sentiment had changed dramatically in the weeks prior to the reporting period, sparking a high yield market rally that persisted through September 2016. Investors’ previous worries were assuaged in the spring when central banks in Europe and Japan further eased their monetary policies, keeping sovereign bond yields low, and China adopted new measures to address its slowing economy. Meanwhile, U.S. monetary policymakers suggested that they would delay additional rate hikes due to the potentially adverse impact of global economic developments on the U.S. economy. In this environment, commodity prices rebounded from depressed levels. Higher commodity prices particularly improved the business prospects of high yield bond issuers in the energy and materials sectors.

Meanwhile, income-oriented investors increasingly turned to high yield bonds in an attempt to capture greater levels of current income than were available from investment-grade securities in the low-interest-rate environment. Yet, the supply of newly issued high yield bonds has so far declined in 2016 compared to issuance volumes in 2015. The resulting supply-and-demand dynamics put downward pressure on yield differences between high yield bonds and U.S. Treasury securities, and high yield bond prices climbed commensurately. The market rally was especially robust among bonds with ratings at the lower end of the credit-quality spectrum.

Although recovering oil prices have helped many energy companies return to profitability, the rebound came too late for some energy-related businesses, sending default rates higher over the reporting period.

Credit Selections Bolstered Fund Results

The fund’s performance compared to its benchmark was enhanced by underweighted exposure to some of the reporting period’s weaker industry groups, including retailers and leisure companies. In addition, the fund benefited from favorable credit selections in the information technology,

DISCUSSION OF FUND PERFORMANCE (continued)

paper-and-packaging, and wireless communications sectors. Among individual securities, casino supplier Scientific Games International posted strong gains after reporting better-than-expected operating results.

The fund’s leveraging strategy also helped support the fund’s relative performance. After reducing leverage in the midst of volatile markets during the first quarter of 2016, we returned the fund’s leverage to previous levels in the spring.

On a more negative note, some strategies dampened the fund’s relative results. Most notably, a relatively defensive investment posture in the energy and metals-and-mining industry groups prevented the fund from participating more fully in a rally that was led by distressed companies. Instead, in the energy sector, we focused on companies that, in our analysis, could withstand oil prices in the $30 to $40 range. Consequently, none of the fund’s energy holdings defaulted on their debt obligations during the reporting period. In addition, the health care sector weighed on relative performance when one issuer’s bonds repriced lower amid worries about industrywide pricing pressures.

We generally maintained the fund’s average duration in a range that was shorter than the benchmark, mainly due to seasoned holdings that were purchased at higher yields than are available today. However, the fund’s relatively short duration posture mildly reduced the benefits of declining long-term bond yields during the reporting period.

Maintaining a Constructive Investment Posture

As of the reporting period’s end, we have maintained a generally constructive investment posture. The choppy U.S. economic recovery seems likely to persist, commodity prices have stabilized, and the high yield market’s supply-and-demand dynamics remain positive. Therefore, we have gradually increased the fund’s exposure to energy and metals-and-mining companies, and we have maintained overweighted positions in the paper-and-packaging and cable television industry groups. We generally have favored B-rated and a select group of CCC-rated bonds over their higher-rated counterparts.

October 17, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: FactSet — Reflects reinvestment of dividends and, where applicable, capital gain distributions. On September 25, 2009, the Merrill Lynch U.S. High Yield Master II Constrained Index was renamed the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”). The Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted. Total allocations to an issuer are capped at 2%. Investors cannot invest directly in any index.

STATEMENT OF INVESTMENTS
September 30, 2016 (Unaudited)

Bonds and Notes - 140.8%	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Casinos - 6.4%
International Game Technology, Sr. Scd. Notes		6.25	2/15/22	2,095,000	[b,c]	2,240,351
MGM Resorts International, Gtd. Notes		11.38	3/1/18	6,310,000	[c]	7,114,525
MGM Resorts International, Gtd. Notes		7.75	3/15/22	740,000	[c]	860,250
Scientific Games International, Gtd. Notes		10.00	12/1/22	4,915,000	[c]	4,570,950
TVL Finance, Sr. Scd. Notes	GBP	8.50	5/15/23	1,080,000	[b]	1,476,545
					16,262,621
Consumer Discretionary - 19.8%
Beacon Roofing Supply, Gtd. Notes		6.38	10/1/23	805,000	[c]	873,425
Beazer Homes USA, Gtd. Notes		8.75	3/15/22	1,100,000	[b,c]	1,163,250
Cablevision Systems, Sr. Unscd. Notes		8.63	9/15/17	2,675,000	[c]	2,813,766
CalAtlantic Group, Gtd. Notes		8.38	5/15/18	2,025,000	[c]	2,224,969
CCO Holdings, Sr. Unscd. Notes		6.63	1/31/22	2,180,000	[c]	2,289,000
Cequel Communications Holdings I, Sr. Unscd. Notes		6.38	9/15/20	1,690,000	[b,c]	1,747,037
ClubCorp Club Operations, Gtd. Notes		8.25	12/15/23	1,960,000	[b,c]	2,116,800
DriveTime Automotive Group, Sr. Scd. Notes		8.00	6/1/21	2,285,000	[b,c]	2,222,162
Ferrellgas Partners, Sr. Unscd. Notes		8.63	6/15/20	2,785,000	[c]	2,750,187
iHeartCommunications, Sr. Scd. Notes		9.00	12/15/19	1,140,000	[c]	906,300
International Game Technology, Sr. Scd. Notes		6.50	2/15/25	515,000	[b]	557,488
MGM Resorts International, Gtd. Notes		6.00	3/15/23	485,000		527,438
Midcontinent Communications & Midcontinent Finance, Gtd. Notes		6.88	8/15/23	1,155,000	[b,c]	1,235,850
MPG Holdco I, Gtd. Notes		7.38	10/15/22	1,730,000	[c]	1,781,900
Nexstar Broadcasting, Gtd. Notes		6.88	11/15/20	1,615,000	[c]	1,681,619
Prime Security Services Borrower, Scd. Notes		9.25	5/15/23	2,850,000	[b,c]	3,113,625
RCN Telecom Services, Sr. Unscd. Notes		8.50	8/15/20	2,805,000	[b,c]	2,994,337
Reliance Intermediate Holdings, Sr. Scd. Notes		6.50	4/1/23	2,038,000	[b,c]	2,150,090
Rite Aid, Gtd. Notes		6.75	6/15/21	1,860,000	[c]	1,962,648
Schaeffler Holding Finance, Sr. Scd. Notes		6.75	11/15/22	209,519	[b,c]	240,423

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 140.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Consumer Discretionary - 19.8% (continued)
SFR Group, Sr. Scd. Notes		7.38	5/1/26	1,375,000	[b,c]	1,407,230
StoneMor Partners, Gtd. Notes		7.88	6/1/21	1,295,000	[c]	1,314,425
TI Group Automotive Systems, Sr. Unscd. Notes		8.75	7/15/23	2,050,000	[b,c]	2,239,625
Townsquare Media, Gtd. Notes		6.50	4/1/23	1,285,000	[b,c]	1,309,094
United Group, Sr. Scd. Notes	EUR	7.88	11/15/20	590,000	[b]	692,605
United Rentals North America, Gtd. Notes		7.63	4/15/22	1,800,000	[c]	1,926,000
Univision Communications, Gtd. Notes		8.50	5/15/21	1,000,000	[b,c]	1,035,296
Univision Communications, Sr. Scd. Notes		6.75	9/15/22	1,020,000	[b,c]	1,086,300
Wave Holdco, Sr. Unscd. Notes		8.25	7/15/19	1,228,528	[b,c]	1,240,813
William Lyon Homes, Gtd. Notes		8.50	11/15/20	2,585,000	[c]	2,714,250
					50,317,952
Consumer Staples - 4.0%
Albea Beauty Holdings, Sr. Scd. Notes		8.38	11/1/19	3,040,000	[b,c]	3,180,600
Bakkavor Finance 2, Sr. Scd. Notes	GBP	8.75	6/15/20	975,000		1,352,201
Kronos Acquistion Holdings, Sr. Unscd. Notes		9.00	8/15/23	540,000	[b,c]	559,235
New Albertsons, Sr. Unscd. Bonds		8.00	5/1/31	2,625,000		2,631,562
New Albertsons, Sr. Unscd. Debs.		7.45	8/1/29	270,000		265,950
Pinnacle Operating, Scd. Notes		9.00	11/15/20	905,000	[b,c]	633,500
Post Holdings, Gtd. Notes		8.00	7/15/25	1,310,000	[b,c]	1,505,681
					10,128,729
Energy - 13.1%
California Resources, Scd. Notes		8.00	12/15/22	1,250,000	[b,c]	837,500
Callon Petroleum, Sr. Unscd. Notes		6.13	10/1/24	730,000	[b]	757,375
Carrizo Oil & Gas, Gtd. Notes		7.50	9/15/20	2,615,000	[c]	2,713,062
Cheniere Corpus Christi Holdings, Sr. Scd. Notes		7.00	6/30/24	2,235,000	[b,c]	2,424,975
Crestwood Midstream Partners, Gtd. Bonds		6.13	3/1/22	1,330,000	[c]	1,349,950
CVR Refining/Coffeyville Finance, Gtd. Notes		6.50	11/1/22	1,290,000	[c]	1,173,900
Energy Transfer Equity, Sr. Scd. Notes		7.50	10/15/20	2,500,000	[c]	2,756,250
Extraction Oil & Gas Holding, Gtd. Notes		7.88	7/15/21	2,165,000	[b,c]	2,257,012

Bonds and Notes - 140.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Energy - 13.1% (continued)
Forum Energy Technologies, Gtd. Notes		6.25	10/1/21	975,000	[c]	928,688
Genesis Energy, Gtd. Notes		6.75	8/1/22	1,900,000	[c]	1,967,222
Laredo Petroleum, Gtd. Notes		7.38	5/1/22	1,975,000	[c]	2,051,531
Matador Resources, Gtd. Notes		6.88	4/15/23	1,050,000	[c]	1,092,000
Nabors Industries, Gtd. Notes		9.25	1/15/19	1,700,000	[c]	1,869,743
Oasis Petroleum, Gtd. Notes		6.50	11/1/21	355,000	[c]	340,800
Oasis Petroleum, Gtd. Notes		6.88	3/15/22	1,200,000	[c]	1,155,000
PDC Energy, Gtd. Notes		6.13	9/15/24	610,000	[b,c]	635,925
Rice Energy, Gtd. Notes		6.25	5/1/22	1,155,000	[c]	1,198,313
RSP Permian, Gtd. Notes		6.63	10/1/22	920,000	[c]	968,300
Sanchez Energy, Gtd. Notes		7.75	6/15/21	935,000	[c]	827,475
SM Energy, Sr. Unscd. Notes		6.75	9/15/26	635,000	[c]	642,541
Targa Resources Partners, Gtd. Notes		6.88	2/1/21	1,005,000	[c]	1,042,688
Targa Resources Partners, Gtd. Notes		6.38	8/1/22	755,000	[c]	785,200
Unit, Gtd. Notes		6.63	5/15/21	1,235,000	[c]	1,055,925
Weatherford International, Gtd. Notes		7.75	6/15/21	375,000	[c]	372,656
Weatherford International, Gtd. Notes		8.25	6/15/23	380,000	[c]	377,150
Whiting Petroleum, Gtd. Notes		5.00	3/15/19	410,000	[c]	398,725
Whiting Petroleum, Gtd. Notes		5.75	3/15/21	955,000	[c]	897,700
Whiting Petroleum, Gtd. Notes		6.25	4/1/23	540,000	[c]	496,800
					33,374,406
Financials - 17.2%
Ally Financial, Gtd. Notes		7.50	9/15/20	860,000	[c]	980,400
Ally Financial, Gtd. Notes		8.00	11/1/31	3,045,000	[c]	3,768,187
Ashton Woods, Sr. Unscd. Notes		6.88	2/15/21	1,050,000	[b,c]	1,023,750
Cabot Financial, Sr. Scd. Notes	GBP	8.38	8/1/20	475,000		649,530
Cabot Financial, Sr. Scd. Notes	GBP	7.50	10/1/23	600,000	[b]	769,427
Consolidated Energy Finance, Gtd. Notes		6.75	10/15/19	1,081,000	[b,c]	1,072,893
FBM Finance, Sr. Unscd. Notes		8.25	8/15/21	1,955,000	[b,c]	2,052,750

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 140.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Financials - 17.2% (continued)
Garfunkelux Holdco 2, Scd. Bonds	GBP	11.00	11/1/23	1,170,000	[b]	1,532,031
Hub Holdings, Sr. Unscd. Notes		8.13	7/15/19	2,640,000	[b,c]	2,587,200
HUB International, Sr. Unscd. Notes		7.88	10/1/21	1,175,000	[b,c]	1,201,438
International Lease Finance, Sr. Unscd. Notes		8.88	9/1/17	1,675,000	[c]	1,777,594
International Lease Finance, Sr. Unscd. Notes		8.25	12/15/20	3,195,000	[c]	3,802,050
International Lease Finance, Sr. Unscd. Notes		8.63	1/15/22	1,255,000	[c]	1,546,787
KCG Holdings, Sr. Scd. Notes		6.88	3/15/20	1,975,000	[b,c]	1,965,125
Ladder Capital Finance Holdings, Gtd. Notes		7.38	10/1/17	1,100,000	[c]	1,112,375
Lloyds Bank, Sub. Notes	GBP	10.75	12/16/21	2,385,000	[d]	3,153,154
Navient, Sr. Unscd. Notes		8.45	6/15/18	2,675,000	[c]	2,882,312
PetSmart, Sr. Unscd. Notes		7.13	3/15/23	2,645,000	[b,c]	2,783,862
Provident Funding Associates, Gtd. Notes		6.75	6/15/21	1,105,000	[b,c]	1,120,194
Royal Bank of Scotland, Sub. Notes		9.50	3/16/22	1,530,000	[d]	1,580,271
Solera Finance, Sr. Unscd. Notes		10.50	3/1/24	2,225,000	[b,c]	2,492,000
USI, Sr. Unscd. Notes		7.75	1/15/21	2,355,000	[b,c]	2,402,100
York Risk Services Holding, Gtd. Notes		8.50	10/1/22	1,930,000	[b,c]	1,510,225
					43,765,655
Health Care - 14.7%
Auris Luxembourg II, Sr. Scd. Bonds	EUR	8.00	1/15/23	530,000	[b]	647,891
Auris Luxembourg II, Sr. Scd. Bonds	EUR	8.00	1/15/23	1,165,000		1,424,138
Capsugel, Sr. Unscd. Notes		7.00	5/15/19	1,353,000	[b,c]	1,357,231
CHS/Community Health Systems, Gtd. Notes		8.00	11/15/19	1,900,000	[c]	1,871,500
CHS/Community Health Systems, Gtd. Notes		6.88	2/1/22	235,000	[c]	203,275
ConvaTec Finance International, Gtd. Notes		8.25	1/15/19	3,660,000	[b,c]	3,656,340
HCA, Gtd. Notes		7.50	2/15/22	5,470,000	[c]	6,290,500
IASIS Healthcare, Gtd. Notes		8.38	5/15/19	2,445,000	[c]	2,224,950
Jaguar Holding Co II, Gtd. Notes		6.38	8/1/23	1,225,000	[b,c]	1,277,063
Kindred Healthcare, Gtd. Notes		8.75	1/15/23	3,515,000	[c]	3,528,181
MPH Acquisition Holdings, Sr. Unscd. Notes		7.13	6/1/24	1,795,000	[b,c]	1,934,112

Bonds and Notes - 140.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Health Care - 14.7% (continued)
Prestige Brands, Gtd. Notes		6.38	3/1/24	890,000	[b,c]	950,075
Synlab Unsecured Bondco, Sr. Unscd. Bonds	EUR	8.25	7/1/23	1,300,000		1,562,588
Tenet Healthcare, Sr. Unscd. Notes		8.13	4/1/22	5,355,000	[c]	5,381,775
Valeant Pharmaceuticals International, Gtd. Notes		7.50	7/15/21	4,190,000	[b,c]	4,069,537
Valeant Pharmaceuticals International, Gtd. Notes		6.13	4/15/25	1,060,000	[b,c]	915,575
					37,294,731
Industrials - 9.8%
Advanced Disposal Services, Gtd. Notes		8.25	10/1/20	2,930,000	[c]	3,080,162
Ahern Rentals, Scd. Notes		7.38	5/15/23	1,385,000	[b,c]	903,713
Bombardier, Sr. Unscd. Notes		7.75	3/15/20	425,000	[b,c]	436,422
Bombardier, Sr. Unscd. Notes		7.50	3/15/25	1,745,000	[b,c]	1,614,125
Cemex, Sr. Scd. Notes		7.75	4/16/26	1,310,000	[b]	1,456,720
Cemex Finance, Sr. Scd. Notes		9.38	10/12/22	1,736,000	[b,c]	1,913,940
DPx Holdings, Sr. Unscd. Notes		7.50	2/1/22	1,990,000	[b,c]	2,111,887
Engility, Gtd. Notes		8.88	9/1/24	730,000	[b,c]	741,863
Gardner Denver, Sr. Unscd. Notes		6.88	8/15/21	1,095,000	[b,c]	1,032,038
Gates Global, Gtd. Notes		6.00	7/15/22	2,175,000	[b,c]	2,077,125
GFL Environmental, Sr. Unscd. Notes		9.88	2/1/21	2,030,000	[b,c]	2,233,000
H&E Equipment Services, Gtd. Notes		7.00	9/1/22	750,000	[c]	795,000
Navios Maritime Acquisition, Sr. Scd. Notes		8.13	11/15/21	475,000	[b,c]	351,500
RSI Home Products, Scd. Notes		6.50	3/15/23	1,270,000	[b,c]	1,346,200
XPO Logistics, Gtd. Notes		6.50	6/15/22	1,815,000	[b,c]	1,903,481
XPO Logistics, Gtd. Notes		6.13	9/1/23	495,000	[b,c]	509,850
Zachry Holdings, Sr. Unscd. Notes		7.50	2/1/20	2,300,000	[b,c]	2,300,000
					24,807,026
Information Technology - 8.0%
Diamond 1 Finance, Gtd. Notes		7.13	6/15/24	855,000	[b,c]	940,911
Diamond 1 Finance, Sr. Scd. Notes		8.35	7/15/46	2,235,000	[b,c]	2,685,509
First Data, Gtd. Notes		7.00	12/1/23	4,450,000	[b,c]	4,717,000

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 140.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Information Technology - 8.0% (continued)
Infor Software Parent, Gtd. Notes		7.13	5/1/21	2,410,000	[b,c]	2,349,750
Infor US, Gtd. Notes		6.50	5/15/22	1,335,000	[c]	1,358,362
JDA Escrow, Sr. Scd. Notes		7.38	10/15/24	1,385,000	[b]	1,426,550
Riverbed Technology, Gtd. Notes		8.88	3/1/23	2,790,000	[b,c]	2,995,762
Sophia Finance, Sr. Unscd. Notes		9.00	9/30/23	3,530,000	[b,c]	3,724,150
					20,197,994
Materials - 20.4%
Alcoa Nederland Holding, Gtd. Notes		6.75	9/30/24	245,000	[b,c]	255,106
Alcoa Nederland Holding, Gtd. Notes		7.00	9/30/26	185,000	[b,c]	191,706
ArcelorMittal, Sr. Unscd. Bonds		10.85	6/1/19	4,473,000	[c,d]	5,434,695
ARD Finance, Sr. Scd. Notes	EUR	6.63	9/15/23	195,000	[b]	211,387
ARD Finance, Sr. Scd. Notes		7.13	9/15/23	2,000,000	[b,c]	1,995,000
Ardagh Packaging Finance, Gtd. Notes		7.25	5/15/24	3,490,000	[b,c]	3,743,025
Ashland, Gtd. Notes		6.88	5/15/43	620,000	[c]	678,900
BWAY Holding, Sr. Unscd. Notes		9.13	8/15/21	5,750,000	[b,c]	6,037,500
CVR Partners, Scd. Notes		9.25	6/15/23	2,320,000	[b,c]	2,250,400
FMG Resources August 2006, Sr. Scd. Notes		9.75	3/1/22	1,625,000	[b,c]	1,893,125
Freeport-McMoRan, Gtd. Notes		3.55	3/1/22	1,340,000	[c]	1,226,100
Freeport-McMoRan, Gtd. Notes		3.88	3/15/23	1,205,000	[c]	1,096,550
Freeport-McMoRan, Gtd. Notes		5.45	3/15/43	1,400,000	[c]	1,141,000
Hexion, Sr. Scd. Notes		8.88	2/1/18	220,000	[c]	211,200
Hexion, Sr. Scd. Notes		10.00	4/15/20	1,125,000	[c]	1,112,344
Hillman Group, Gtd. Notes		6.38	7/15/22	1,265,000	[b,c]	1,192,263
Horizon Holdings I, Sr. Unscd. Notes	EUR	7.25	8/1/23	570,000	[b]	689,937
Lennar, Gtd. Notes, Ser. B		12.25	6/1/17	1,045,000	[c]	1,119,456
Mercer International, Gtd. Notes		7.75	12/1/22	2,620,000	[c]	2,787,025
Novelis, Gtd. Notes		6.25	8/15/24	840,000	[b,c]	894,600
Novelis, Gtd. Notes		5.88	9/30/26	665,000	[b,c]	682,456
Platform Specialty Products, Sr. Unscd. Notes		10.38	5/1/21	2,020,000	[b,c]	2,186,650

Bonds and Notes - 140.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Materials - 20.4% (continued)
Ply Gem Industries, Gtd. Notes	6.50	2/1/22	435,000	[c]	443,700
Reynolds Group, Gtd. Notes	9.88	8/15/19	765,000	[c]	788,906
Reynolds Group, Gtd. Notes	7.00	7/15/24	2,070,000	[b,c]	2,223,956
Sappi Papier Holding, Sr. Scd. Notes	7.75	7/15/17	730,000	[b,c]	748,250
Signode Industrial Group, Gtd. Notes	6.38	5/1/22	2,520,000	[b,c]	2,564,100
Summit Materials, Gtd. Notes	8.50	4/15/22	2,030,000	[b,c]	2,222,850
Teck Resources, Gtd. Notes	6.25	7/15/41	880,000		847,000
Trinseo Materials Operating, Sr. Unscd. Notes	6.75	5/1/22	2,236,000	[b,c]	2,370,160
Tronox Finance, Gtd. Notes	6.38	8/15/20	1,345,000	[c]	1,247,488
Univar, Gtd. Notes	6.75	7/15/23	1,200,000	[b,c]	1,242,000
				51,728,835
Real Estate - .8%
Communications Sales & Leasing, Gtd. Notes	8.25	10/15/23	1,985,000	[c]	2,093,163
Telecommunications - 21.1%
Alcatel-Lucent USA, Sr. Unscd. Notes	6.45	3/15/29	2,295,000		2,550,319
Altice, Gtd. Notes	7.75	5/15/22	2,330,000	b,c	2,496,012
Altice, Gtd. Notes	7.63	2/15/25	1,500,000	[b,c]	1,548,750
Altice Financing, Sr. Scd. Bonds	7.50	5/15/26	790,000	[b,c]	824,563
Altice Finco, Gtd. Notes	7.63	2/15/25	210,000	[b,c]	211,838
Altice Finco, Scd. Notes	9.88	12/15/20	2,000,000	[b,c]	2,132,500
Altice Finco, Scd. Notes	8.13	1/15/24	1,900,000	[b,c]	1,976,000
CenturyLink, Sr. Unscd. Notes, Ser. W	6.75	12/1/23	2,915,000	[c]	3,042,531
Cincinnati Bell, Gtd. Notes	7.00	7/15/24	985,000	[b,c]	1,012,088
Digicel, Gtd. Notes	6.75	3/1/23	1,050,000	[b]	939,750
Digicel Group, Sr. Unscd. Notes	8.25	9/30/20	3,175,000	[b]	2,774,156
Digicel Group, Sr. Unscd. Notes	7.13	4/1/22	1,425,000	[b]	1,103,948
DISH DBS, Gtd. Notes	7.75	7/1/26	4,320,000	[b,c]	4,600,800
Frontier Communications, Sr. Unscd. Notes	10.50	9/15/22	1,225,000	[c]	1,303,094
Frontier Communications, Sr. Unscd. Notes	11.00	9/15/25	3,190,000	[c]	3,337,537

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 140.8% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Telecommunications - 21.1% (continued)
Hughes Satellite Systems, Gtd. Notes		7.63	6/15/21	3,010,000	[c]	3,220,700
Neptune Finco, Sr. Unscd. Notes		10.13	1/15/23	4,075,000	[b,c]	4,711,719
Sable International Finance, Gtd. Notes		6.88	8/1/22	2,385,000	[b,c]	2,486,362
Sprint Capital, Gtd. Notes		8.75	3/15/32	800,000	[c]	823,000
Sprint Communications, Gtd. Notes		9.00	11/15/18	1,175,000	[b,c]	1,299,844
Sprint Communications, Sr. Unscd. Notes		11.50	11/15/21	5,325,000	[c]	6,150,375
T-Mobile USA, Gtd. Bonds		6.63	4/28/21	1,000,000	[c]	1,056,250
T-Mobile USA, Gtd. Bonds		6.73	4/28/22	1,000,000	[c]	1,053,750
T-Mobile USA, Gtd. Bonds		6.84	4/28/23	2,840,000	[c]	3,063,650
					53,719,536
Utilities - 5.5%
Calpine, Sr. Scd. Notes		7.88	1/15/23	1,719,000	[b,c]	1,817,842
Dynegy, Gtd. Notes		7.38	11/1/22	850,000	[c]	843,625
Dynegy, Gtd. Notes		7.63	11/1/24	3,745,000	[c]	3,696,315
NRG Energy, Gtd. Notes		7.88	5/15/21	1,503,000	[c]	1,578,150
NRG Energy, Gtd. Notes		6.63	1/15/27	950,000	[b,c]	932,188
Talen Energy Supply, Sr. Unscd. Notes		6.50	6/1/25	2,500,000	[c]	2,018,750
The Williams Companies, Sr. Unscd. Notes		7.88	9/1/21	1,335,000	[c]	1,551,937
Viridian Group Fundco II, Sr. Scd. Notes	EUR	7.50	3/1/20	1,390,000		1,656,105
					14,094,912
Total Bonds and Notes (cost $349,354,682)				357,785,560
Preferred Stocks - .7%
Financials - .7%
GMAC Capital Trust I, Ser. 2 (cost $1,795,257)		6.60	2/15/40	70,831	[d]	1,799,816

Other Investment - 1.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,401,970)	4,401,970	[e] 4,401,970
Total Investments (cost $355,551,909)	143.3%	363,987,346
Liabilities, Less Cash and Receivables	(43.3%)	(109,905,466)
Net Assets	100.0%	254,081,880

a Principal amount stated in U.S. Dollars unless otherwise noted.

EUR—Euro
GBP—British Pound

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities were valued at $184,615,870 or 72.66% of net assets.
c Security, or portion thereof, on collateral for Revolving Credit and Security Agreement.
d Variable rate security—rate shown is the interest rate in effect at period end.|
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	140.8
Money Market Investment	1.8
Preferred Stocks	.7
143.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	351,149,939	359,585,376
Affiliated issuers	4,401,970	4,401,970
Cash		158,850
Cash denominated in foreign currency	582,890	569,544
Dividends and interest receivable		7,318,172
Receivable for investment securities sold		2,301,250
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		80,691
Prepaid expenses		99,806
		374,515,659
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		250,522
Loan payable—Note 2		116,000,000
Payable for investment securities purchased		3,938,157
Interest and loan fees payable—Note 2		139,813
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		357
Accrued expenses		104,930
		120,433,779
Net Assets ($)		254,081,880
Composition of Net Assets ($):
Paid-in capital		335,653,917
Accumulated distributions in excess of investment income—net		(1,325,469)
Accumulated net realized gain (loss) on investments		(88,725,436)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		8,478,868
Net Assets ($)		254,081,880
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		72,707,688
Net Asset Value Per Share ($)		3.49

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended September 30, 2016 (Unaudited)

Investment Income ($):
Income:
Interest	13,008,928
Dividends:
Unaffiliated issuers	68,645
Affiliated issuers	5,041
Total Income	13,082,614
Expenses:
Management fee—Note 3(a)	1,354,402
Interest expense—Note 2	970,533
Professional fees	80,498
Registration fees	35,367
Trustees’ fees and expenses—Note 3(c)	33,736
Shareholders’ reports	31,349
Custodian fees—Note 3(b)	12,502
Shareholder servicing costs	10,367
Miscellaneous	36,582
Total Expenses	2,565,336
Investment Income—Net	10,517,278
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,829,596)
Net realized gain (loss) on forward foreign currency exchange contracts	740,250
Net Realized Gain (Loss)	(1,089,346)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	18,966,941
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	435,752
Net Unrealized Appreciation (Depreciation)	19,402,693
Net Realized and Unrealized Gain (Loss) on Investments	18,313,347
Net Increase in Net Assets Resulting from Operations	28,830,625

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended September 30, 2016 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(117,436,353)
Net proceeds from sales of short-term securities	(616,189)
Proceeds from sales of portfolio securities	111,458,107
Interest received	13,984,127
Dividends received	74,084
Interest and loan fees paid	(937,138)
Operating expenses paid	(143,186)
Paid to The Dreyfus Corporation	(1,345,179)
Realized gain from forward foreign currency exchange contracts transactions	740,250
Net Cash Provided by Operating Activities		5,778,523
Cash Flows from Financing Activities ($):
Dividends paid	(13,799,417)
Increase in loan outstanding	6,000,000
Net Cash Used in Financing Activities		(7,799,417)
Net decrease in cash		(2,020,894)
Cash at beginning of period		2,749,288
Cash and cash denominated in foreign currency at end of period		728,394
Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		28,830,625
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(117,436,353)
Proceeds from sales of portfolio securities		111,458,107
Net proceeds from sales of short-term securities		(616,189)
Decrease in interest receivable		163,028
Decreased in dividends receivable		398
Increase in interest and loan fees payable		13,649
Decreased in accrued operating expenses		(59,208)
Increase in Due to The Dreyfus Corporation and affiliates		9,223
Decrease in prepaid expenses		176,169
Net realized gain (loss) on investment and foreign currency transactions		1,089,346
Net unrealized appreciation on investments and foreign currency transactions		(19,402,693)
Net amortization on investments		812,171
Realized gain from forward foreign currency exchange contracts transactions		740,250
Net Cash Provided By Operating Activities		5,778,523

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016
Operations ($):
Investment income—net	10,517,278	22,020,044
Net realized gain (loss) on investments	(1,089,346)	(22,886,312)
Net unrealized appreciation (depreciation) on investments	19,402,693	(16,218,143)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,830,625	(17,084,411)
Dividends to Shareholders from ($):
Investment income—net	(11,916,854)	(25,279,502)
Beneficial Interest Transactions ($):
Dividends reinvested	224,061	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	224,061	-
Total Increase (Decrease) in Net Assets	17,137,832	(42,363,913)
Net Assets ($):
Beginning of Period	236,944,048	279,307,961
End of Period	254,081,880	236,944,048
Undistributed (distributions in excess of) investment income—net	(1,325,469)	74,107
Capital Share Transactions (Shares):
Shares issued for dividends reinvested	65,443	-

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

	Six Months Ended
	September 30, 2016	Year Ended March 31,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	3.26	3.84	4.11	4.10	3.90	4.25
Investment Operations:
Investment income—net[a]	.14	.30	.32	.36	.38	.41
Net realized and unrealized gain (loss) on investments	.25	(.53)	(.23)	.05	.26	(.26)
Total from Investment Operations	.39	(.23)	.09	.41	.64	.15
Distributions:
Dividends from investment income—net	(.16)	(.35)	(.36)	(.40)	(.44)	(.50)
Net asset value, end of period	3.49	3.26	3.84	4.11	4.10	3.90
Market value, end of period	3.42	3.13	3.65	4.19	4.40	4.65
Total Return (%)[b]	14.72[c]	(4.44)	(4.51)	4.95	5.12	11.65
Ratios/ Supplemental Data (%):
Ratio of total expenses to average net assets	2.08[d]	1.91	1.81	1.92	2.03[e]	2.11[e]
Ratio of net expenses to average net assets	2.08[d]	1.91	1.74	1.71	1.82[f]	1.90[f]
Ratio of interest expense to average net assets	.79[d]	.64	.52	.51	.57	.61
Ratio of net investment income to average net assets	8.51[d]	8.63	8.04	8.80	9.56	10.60
Portfolio Turnover Rate	32.19[c]	54.23	48.20	48.39	42.42	57.91
Net Assets, end of period ($ x 1,000)	254,082	236,944	279,308	297,911	297,210	281,897
Average borrowings outstanding ($ x 1,000)	113,770	116,593	120,000	120,000	120,000	120,000
Weighted average number of fund shares outstanding ($ x 1,000)	72,671	72,642	72,621	72,518	72,410	72,194
Average amount of debt per share ($)	1.57	1.61	1.65	1.65	1.66	1.66

a Based on average shares outstanding.
b Calculated based on market value.
c Not annualized.
d Annualized.
e The presentation of total expense ratios has been changed to include interest expense. Total expenses excluding interest expense for the periods ended March 31, 2013 and 2012 were previously presented as 1.46% and 1.50%, respectively.
f The presentation of net expense ratios has been changed to include interest expense. Net expenses excluding interest expense for the periods ended March 31, 2013 and 2012 were previously presented as 1.25% and 1.29%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DHF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2016 in valuing the fund’s investments:

	Level 1– Unadjusted Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	–	357,785,560	–	357,785,560
Mutual Funds	4,401,970	–	–	4,401,970
Preferred Stocks†	–	1,799,816	–	1,799,816
Forward Foreign Currency Exchange Contracts††	–	80,691	–	80,691
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(357)	–	(357)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At September 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2016 were as follows:

Affiliated Investment Company	Value 3/31/2016($)	Purchases($)	Sales($)	Value 9/30/2016($)	Net Assets(%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	3,785,781	60,627,512	60,011,323	4,401,970	1.8

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers. This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale. The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

(f) Dividends to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Shareholders will have their distributions reinvested in additional shares of the fund, unless such Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On September 29, 2016, the Board declared a cash dividend of $0.0265 per share from undistributed investment income-net, payable on October 28, 2016 to Shareholders of record as of the close of business on October 14, 2016. The ex-dividend date was October 12, 2016.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2016, the fund did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended March 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $83,221,086 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2016. If not applied, $24,707,290 of the carryover expires in fiscal year 2017 and $33,464,139 expires in fiscal year 2018. The fund has $7,838,390 of post-enactment short-term capital losses and $17,211,267 of post enactment long-term capital losses which can be carried forward for an unlimited period

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2016 was as follows: ordinary income $25,279,502. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 22, 2017, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $324,405,647 as of September 30, 2016. The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. The fund also pays additional fees pursuant to the Agreement. During the period ended September 30, 2016, total expenses pursuant to the Agreement amounted to $970,533.

The average amount of borrowings outstanding under the Agreement during the period ended September 30, 2016 was $113,770,500, with a related weighted average annualized interest rate of 1.70% and is inclusive of all expenses related to the Agreement.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with Dreyfus, the management and administration fee is computed at the annual rate of .75% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

(b) The fund compensates The Bank of New York Mellon , a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended September 30, 2016, the fund was charged $12,502 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended September 30, 2016, the fund was charged $2,887 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $227,292, custodian fees $18,900 and Chief Compliance Officer fees $4,330.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2016, amounted to $117,920,354 and $112,828,328, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at September 30, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Goldman Sachs International
British Pound,
Expiring
10/6/2016	371,250	481,550	481,193	(357)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales:
Barclays Bank
British Pound,
Expiring
10/28/2016	3,280,000	4,290,800	4,253,882	36,918
Commonwealth Bank of Australia
Euro,
Expiring
10/28/2016	2,535,000	2,852,889	2,851,529	1,360
Goldman Sachs International
British Pound,
Expiring
10/28/2016	3,605,000	4,712,829	4,675,379	37,450
Euro,
Expiring
10/28/2016	1,535,000	1,728,517	1,726,665	1,852
Morgan Stanley Capital Services
Euro,
Expiring
10/28/2016	2,490,000	2,804,021	2,800,910	3,111
Gross Unrealized Appreciation				80,691
Gross Unrealized Depreciation				(357)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At September 30, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	80,691	(357)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	80,691	(357)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	80,691	(357)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	36,918		-	-	36,918
Commonwealth Bank of Australia	1,360		-	-	1,360
Goldman Sachs International	39,302		(357)	-	38,945
Morgan Stanley Capital Services	3,111		-	-	3,111
Total	80,691		(357)	-	80,334

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Goldman Sachs International	(357)		357	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2016:

Average Market Value ($)
Forward contracts	17,310,026

At September 30, 2016, accumulated net unrealized appreciation on investments was $8,435,437, consisting of 14,702,450 gross unrealized appreciation and $6,267,013 gross unrealized depreciation.

At September 30, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

ADDITIONAL INFORMATION (Unaudited)

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Products and Performance. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

PROXY RESULTS (Unaudited)

Holders of Beneficial Interest voted on the following proposal presented at the annual shareholders’ meeting held on August 4, 2016.

	Shares
	For	Authority Withheld
To elect two Class II Trustees: †
Roslyn M. Watson	59,764,138	3,834,892
Benaree Pratt Wiley	59,478,461	4,120,569

† The terms of these Class II Trustees expire in 2019.

NOTES

OFFICERS AND TRUSTEES
Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

Trustees	Officers (continued)
Joseph S. DiMartino, Chairman	Chief Compliance Officer
Francine J. Bovich	Joseph W. Connolly
Kenneth A. Himmel	Portfolio Managers
Stephen J. Lockwood	Chris Barris
Roslyn M. Watson	Kevin Cronk
Benaree Pratt Wiley	Josephine Shin
Officers	Stephen Sylvester
President	Manager
Bradley J. Skapyak	The Dreyfus Corporation
Chief Legal Officer	Custodian
Bennett A. MacDougall	The Bank of New York Mellon
Vice President and Secretary	Counsel
Janette E. Farragher	K&L Gates LLP
Vice Presidents and Assistant Secretaries	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Joni Lacks Charatan	Computershare Inc.
Joseph M. Chioffi	Stock Exchange Listing
Maureen E. Kane	NYSE Symbol: DHF
Sarah S. Kelleher	Initial SEC Effective Date
Jeff Prusnofsky	4/23/98
Treasurer
James Windels
Assistant Treasurer
Richard Cassaro
Gavin C. Reilly
Robert S. Robol
Robert Salviolo
Robert Svagna

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DHF

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0430SA0916

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  None

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    November 29, 2016

By:       /s/James Windels

            James Windels

            Treasurer

Date:    November 29, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)